exhibit 10.99

SCHEDULE

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount

0008	Modification 20 to extend SB1335-02-W-0175 for up to 270 days Base period — Period of performance: 90 days beginning on Oct. 26, 2007 through Jan. 23, 2008.	0	EA	0.00	0.00

	Accounting and Appropriation Data: 61.08.1050012.100.12.010101000.0800000000000 000.25990000.000000

0009	Option Period One - Period of performance: 30 days beginning Jan. 24, 2008 through Feb. 22, 2008.	0	EA	0.00	0.00

	Accounting and Appropriation Data: 61.08.1050012.100.12.010101000.0800000000000 000.25990000.000000

0010	Option Period Two Period of Perfomance: 30 days beginning Feb. 23, 2008 through March 24, 2008.	0	EA	0.00	0.00

	Accounting and Appropriation Data: 61.08.1050012.100.12.010101000.0800000000000 000.25990000.000000

0011	Option Period Three Period of Performance: 30 days beginning March 25, 2008 through April 23, 2008.	0	EA	0.00	0.00

	Accounting and Appropriation Data: 61.08.1050012.100.12.010101000.0800000000000 000.25990000.000000

0012	Option Period Four Period of Performance: 30 days beginning April 24, 2008 through May 22, 2008.	0	EA	0.00	0.00

	Accounting and Appropriation Data: 61.08.1050012.100.12.010101000.0800000000000 000.25990000.000000

0013	Option Period Five Period of Performance: 30 days beginning May 23, 2008 through June 21, 2008.	0	EA	0.00	0.00

	Accounting and Appropriation Data: 61.08.1050012.100.12.010101000.0800000000000 000.25990000.000000

0014	Option Period Six	0	EA	0.00	0.00

SCHEDULE

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount

Period of Performance: 30 days beginning June 22, 2008 through July 21, 2008.

Accounting and Appropriation Data: 61.08.1050012.100.12.010101000.0800000000000 000.25990000.000000

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code		Page 1	of Pages 2
2. Amendment/Modification No. 0021	3. Effective Date Jan 24, 2008	4. Requisition/Purchase Req. No. NTIA9110-8-31839	5. Project No. (if applicable)
6. Issued By DOC/NOAA/AGO STAFF OFFICE & EXTERNAL CLIENTS, AD 1305 EAST WEST HIGHWAY, RM 7601 SILVER SPRING, MD 20910 DIANE R. TRICE 301-713-0838 x 102	Code F6001201	7. Administered By (If other than Item 6) SEE BLOCK 6	Code

8. Name and Address of Contractor (No., Street, County, and Zip Code)

NEUSTAR, INC.
46000 CENTER OAK PLAZA
STERLING VA 201666593

Vendor ID: 00000190
DUNS: 112403295
CAGE: 3DXC3

(X) 9A. Amendment of Solicitation No.

9B. Date (See Item 11)

X 10A. Modification of Contract/Order No. SB1335-02-W-0175

10B. Date (See Item 13) Oct 26, 2001

Code | Facility Code

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (If required)
See Schedule $ US 0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)	
	A. This change order is issued pursuant to: (Specify authority) The changes set forth in item 14 are made in the Contract Order No. in item 10A.
	B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) Set fourth item 14, pursuant to the authority of FAR 43.103 (b).
	C. This supplemental agreement is entered into pursuant to authority of:
X	D. Other (Specify type of modification and authority) FAR 52.217-9 Option to extend term of the contract

E. IMPORTANT: Contractor [X] is not, ☐ is required to sign this document and return ____ copies to the issuing office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to exercise the Option Period One, which extends the period of performance for 30 days, from January 24, 2008 through February 22, 2008, at no additional cost.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (Type or Print)		16A. Name and title of Contracting Officer (Type or Print) DIANE R. TRICE 301-713-0838 x 102 Contract Specialist Diane.Trice@noaa.gov	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States of America [signature] (Signature of Contracting Officer)	16C. Date Signed Jan 24, 2008

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE
Item No. 0009
Supplies/Services
Option Period One — Period of performance: 30 days beginning Jan. 24, 2008 through Feb. 22, 2008.
Accounting and Appropriation Data: 61.08.1050012.100.12.010101000.0800000000000 000.25990000.000000
Quantity 0
Unit EA
Unit Price 0.00
Amount 0.00

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page	of Pages
	1	2

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req. No.	5. Project No. (if applicable)
0022	Feb 20, 2008	NTIA9110-8-33417	

6. Issued By Code F6001201
DOC/NOAA/AGO
STAFF OFFICE & EXTERNAL CLIENTS, AD
1305 EAST WEST HIGHWAY, RM 7601
SILVER SPRING, MD 20910
DIANE R. TRICE 301-713-0838 x 102

7. Administered By (If other than Item 6) Code
SEE BLOCK 6

8. Name and Address of Contractor (No., Street, County, and Zip Code)
NEUSTAR, INC.
46000 CENTER OAK PLAZA
STERLING VA 201666593

Vendor ID: 00000190
DUNS: 112403295
CAGE: 3DXC3

(X) 9A. Amendment of Solicitation No.

9B. Date (See Item 11)

X 10A. Modification of Contract/Order No.
SB1335-02-W-0175
10B. Date (See Item 13)
Oct 26, 2001

Code | Facility Code

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (If required)
See Schedule $ US 0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)	
	A. This change order is issued pursuant to: (Specify authority) The changes set forth in item 14 are made in the Contract Order No. in item 10A.
	B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) Set fourth item 14, pursuant to the authority of FAR 43.103 (b)
	C. This supplemental agreement is entered into pursuant to authority of:
X	D. Other (Specify type of modification and authority) 52.217-9 : Option to Extend the Term of Contract

E. IMPORTANT: Contractor [X] is not, ☐ is required to sign this document and return ____ copies to the issuing office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The pupose of this modification is to exercise the option to extend the period of pe rformance for 30 days, beginning February 23, 2008 through March 24, 2008.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (Type or Print)

16A. Name and title of Contracting Officer (Type or Print)
DIANE R. TRICE 301-713-0838 x 102
Contract Specialist
Diane.Trice@noaa.gov

15B. Contractor/Offeror	15C. Date Signed	16B. United States of America	16C. Date Signed
(Signature of person authorized to sign)		Diane Trice (Signature of Contracting Officer)	Feb 20, 2008

NSN 7540-01-152-8070 30-105 STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE
Item No. 0010
Supplies/Services
Option Period Two Period of Perfomance: 30 days beginning Feb. 23, 2008 through March 24, 2008.
Accounting and Appropriation Data: 61.08.1050012.100.0012.010101000.08000000000 00000.25990000.000000
Quantity 0
Unit EA
Unit Price 0.00
Amount 0.00